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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           ---------------------------


                                 CURRENT REPORT
                  Filed Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                              MESA AIR GROUP, INC.


Date of Report:   September 27, 1996                          Commission File
                                                               Number 0-15495


             Nevada                                             85-0302351
  -------------------------------                            -------------------
  (State or other jurisdiction of                             (I.R.S. Employer
  incorporation or organization)                             Identification No.)


2325 East 30th Street, Farmington, New Mexico                      87401
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   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:           (505) 327-0271
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  Item 5.         Other Events.

                  See attached press release.

  Item 7.         Financial Statements and Exhibits.

                  Exhibit No.         Description           Reference
                  -----------         -----------           ---------
                     99.2          Press Release dated      Filed herewith.
                                   September 27, 1996.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MESA AIR GROUP, INC.
                                          Registrant

                                          /s/ W. Stephen Jackson
                                          --------------------------------------
Date: 10/3/96                             W. Stephen Jackson
                                          Chief Financial Officer, Treasurer and
                                          Vice President of Finance
                                          (Principal Accounting Officer)

Internet Address:   www.mesa-air.com

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